UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2024

Astra Space, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39426	85-1270303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Skyhawk Street
Alameda, California	94501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 956-5279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On July 18, 2024 (the “Closing Date”), Astra Space, Inc. (the “Company”) completed its previously announced merger with Apogee Merger Sub Inc., a Delaware corporation (“Merger Sub”) and wholly owned subsidiary of Apogee Parent Inc., a Delaware corporation (“Parent”). Pursuant to the terms and subject to the conditions set forth in the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 7, 2024, by and among, the Company, Parent and Merger Sub, the Company merged with and into Merger Sub with the Company surviving the merger as a subsidiary of Parent (the “Surviving Corporation” and such merger, the “Merger”).

The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K (this “Current Report”) does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 12, 2024, and incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Immediately after the effective time of the Merger (the “Effective Time”), all outstanding 12.0% senior secured convertible notes due 2025 (the “Company Convertible Notes”), that, prior to the Effective Time, were convertible into shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Shares”), were converted into shares of Series A preferred stock, par value $0.0001 per share, of Parent (the “Parent Series A Preferred Stock”) and cancelled and all of Company’s obligations under or with respect to such convertible notes were fully satisfied and discharged. The Company Convertible Notes were issued by the Company pursuant to that certain Securities Purchase Agreement dated as of August 4, 2023 (as amended or otherwise modified by, inter alia, that certain Reaffirmation Agreement and Omnibus Amendment Agreement dated as of November 6, 2023, that certain Omnibus Amendment No. 3 Agreement dated as of November 21, 2023, that certain Amendment to Securities Purchase Agreement dated as of January 19, 2024, that certain Amendment to Senior Secured Convertible Notes dated as of January 31, 2024, that certain Second Amendment to Securities Purchase Agreement and Second Amendment to Senior Secured Convertible Notes dated as of February 26, 2024, that certain Limited Waiver and Consent to Senior Secured Convertible Notes and Common Stock Purchase Warrant and Reaffirmation of Transaction Documents, dated as of March 7, 2024, that certain Third Amendment to Securities Purchase Agreement and Third Amendment to Senior Secured Convertible Notes dated as of April 15, 2024, that certain Fourth Amendment to Senior Secured Convertible Notes dated as of May 1, 2024 and that certain Fifth Amendment to Senior Secured Convertible Notes dated as of May 31, 2024) (as so amended and modified, the “Purchase Agreement”). In connection with the conversion of the Company Convertible Notes, the Company, each of the subsidiaries of the Company (together with the Company, the “Note Parties”), GLAS Americas LLC, as collateral agent (the “Collateral Agent”), JMCM Holdings LLC (“JMCM”), SherpaVentures Fund II, LP (“ACME Fund II”), Chris Kemp, trustee of the Chris Kemp Living Trust dated February 10, 2021 (the “Kemp Trust”), Adam P. London, MH Orbit LLC (“MH Orbit”) and RBH Ventures Astra SPV, LLC (“RBH”), Astera Institute (“Astera”), ERAS Capital, LLC (“ERAS”), Ulrich Gall, Chenel Capital Partners LLC (“Chenel Capital”) and Richard Delmas Breezy Wynn (Mr. Wynn, collectively with JMCM, ACME Fund II, the Kemp Trust, Mr. London, MH Orbit, RBH, Astera, ERAS, Mr. Gall and Chenel Capital, the “Noteholders”) entered into an Omnibus Termination Agreement, dated as of July 18, 2024 (the “Termination Agreement”).

Pursuant to the Termination Agreement, the Note Parties and the Noteholders agreed to terminate the Purchase Agreement and release and terminate all security agreements with respect to the collateral thereunder.

The description of the Termination Agreement and related transactions in this Current Report does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction, under Item 1.01, Item 3.03, Item 5.01, Item 5.02 and Item 5.03 of this Current Report is incorporated by reference into this Item 2.01.

On July 18, 2024, pursuant to the terms of the Merger Agreement, the Merger was effected, with Merger Sub being merged with and into the Company, and the Company surviving the Merger as a wholly-owned subsidiary of Parent. At the Effective Time, each Class A Share issued and outstanding immediately prior to the Effective Time (other than Rollover Shares (as defined below), any Class A Shares canceled pursuant to the terms of the Merger Agreement and any dissenting Class A Shares) was converted into the right to receive an amount in cash equal to $0.50 per Class A Share, without interest (the “Merger Consideration”).

Immediately prior to the Effective Time, each share of Class B common stock, par value $0.0001 per share (the “Class B Shares”), all of which Class B Shares were held by the Company’s co-founders, Chris C. Kemp, the Company’s chief executive officer, chairman and a director, and Dr. Adam P. London, the Company’s chief technology officer and a director (collectively, including the Chris Kemp Living Trust dated February 10, 2021, the “Specified Stockholders”), was converted into an equal number of Class A Shares.

At the Effective Time, all Class A Shares held by Parent or its affiliates, including the Specified Stockholders (other than 160,000 Class A Shares held by the Specified Stockholders that were excluded from their respective rollover agreements to cover transaction expenses in connection with the Merger and were converted into the right to receive the Merger Consideration), and certain other holders of Class A Shares (the “Rollover Shares”), as a result of having been acquired by Parent or its affiliates pursuant to a rollover agreement or in connection with the funding of a capital commitment set forth in an equity commitment letter, were canceled without payment of any consideration therefor and cease to exist. In exchange for the delivery of such Rollover Shares to Parent, such holders of Rollover Shares were issued shares of Parent Series A Preferred Stock. In total, 6.712.110 Class A Shares were rolled over to Parent Series A Preferred Stock.

Immediately prior to the Effective Time, all outstanding options to purchase Class A Shares had an exercise price equal to or greater than the Merger Consideration, and in accordance with the Merger Agreement, were canceled at the Effective Time for no consideration and cease to exist.

Immediately prior to the Effective Time, each outstanding restricted stock unit with respect to Class A Shares (a “Company RSU Award”) that had vested in accordance its terms was cancelled in exchange for the right to receive an amount in cash equal to the product obtained by multiplying (a) the aggregate number of Class A Shares subject to such Company RSU Award by (b) the Merger Consideration, without interest and less required tax withholdings. At the Effective Time, each Company RSU Award that had not vested in accordance with its terms was canceled for no consideration and cease to exist.

Immediately after the Effective Time, (a) all outstanding Company Convertible Notes, were converted into shares of Parent Series A Preferred Stock and cancelled and all of Company’s obligations under or with respect to the Company Convertible Notes were fully satisfied and discharged; and (b) all outstanding warrants to purchase Class A common stock, dated August 4, 2023, and common stock purchase warrants, dated November 6, 2023, November 13, 2023, November 21, 2023, January 19, 2024, March 6, 2024, March 7, 2024, March 15, 2024, May 13, 2024, June 28, 2024 and July 3, 2024, in each case, issued by the Company in favor of the respective holders thereof, were exchanged for warrants to purchase Parent Series A Preferred Stock.

The aggregate consideration paid to holders of Class A Shares pursuant to the Merger Agreement was approximately $8.1 million. The foregoing description does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on March 12, 2024 and is incorporated herein by reference.

A copy of the press release issued by the Company on the Closing Date announcing the completion of the Merger is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction, under Item 2.01 and Item 3.03 of this Current Report is incorporated by reference into this Item 3.01.

Prior to the opening of trading on July 18, 2024, the Company notified the Nasdaq Capital Market (“Nasdaq”) that the Merger had been completed and that the Certificate of Merger had been filed, and requested that Nasdaq suspend trading of the Class A Shares on Nasdaq prior to the opening of trading on July 18, 2024. The Company also requested that Nasdaq file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all Class A Shares from Nasdaq and deregistration of such Class A Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Class A Shares will no longer be listed on Nasdaq. In addition, the Company intends to file a certification on Form 15 with the SEC requesting suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to all common stock of the Company and post-effective amendments to its registration statements on Forms S-3 and S-8, terminating the registration of the Class A Shares underlying such registration statements.

As previously disclosed, (i) on April 17, 2024, the Company received a deficiency notice from Nasdaq that the Company is not in compliance with Nasdaq Listing Rule 5450(a)(1) because the per share closing bid price of the Class A Shares had been below $1.00 for thirty consecutive business days prior to such deficiency notice; and (ii) on April 23, 2024, the Company received a deficiency notice from Nasdaq that the Company is not in compliance with the minimum stockholders’ equity listing requirement set forth in Nasdaq Listing Rule 5550(b)(1) because the Company’s Annual Report on Form 10-K for the period ended December 31, 2023, reported stockholders’ equity below $2.5 million.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth in the Introduction, under Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each Class A Share (other than Rollover Shares as described in Item 2.01 above) was canceled and automatically converted into the right to receive the Merger Consideration.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introduction, under Item 2.01, Item 3.03 and Item 5.03 of this Current Report is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change of control of the Company occurred, and the Company became a subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introduction and under Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

At the Effectve Time, (a) the directors of Merger Sub immediately prior to the completion of the Merger continued as the directors of the Surviving Corporation; and (b) the officers of the Company immediately prior to the completion of the Merger continued as the officers of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”) and the bylaws of Merger Sub in effect immediately prior to the Effective Time became the bylaws of the Surviving Corporation, except that references to Merger Sub’s name were replaced with references to the Surviving Company’s name (the “Amended and Restated Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, each of which is incorporated herein by reference.

Item 8.01.	Other Events.

On July 18, 2024, the Company issued a press release announcing the closing of the Merger. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of March 7, 2024, by and among Astra Space, Inc., Apogee Parent Inc. and Apogee Merger Sub Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed with the SEC on March 12, 2024).

3.1	Amended and Restated Certificate of Incorporation of Astra Space, Inc., dated as of July 18, 2024.

3.2	Amended and Restated Bylaws of Astra Space, Inc., dated as of July 18, 2024.

10.1*	Omnibus Termination Agreement, dated as of July 18, 2024, by and among Astra Space, Inc., each of the subsidiaries of Astra Space, Inc. party thereto, each of the investors party thereto, and GLAS Americas, LLC, as collateral agent.

99.1	Press Release dated as of July 18, 2024.

104	Cover Page Interactive Data File (embedded with Inline XBRL document).

*

Non-material schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 18, 2024	ASTRA SPACE, INC.

	By:	/s/ Axel Martinez
	Name:	Axel Martinez
	Title:	Chief Financial Officer